SUPPLEMENT dated October 12, 1998 to
                        PROSPECTUS dated May 1, 1998 for
                      INDIVIDUAL FLEXIBLE PREMIUM VARIABLE
                         AND FIXED LIFE INSURANCE POLICY
                   issued by Protective Life Insurance Company

The investment manager for each of the Protective Investment Company Funds, Investment Distributors Advisory Services, Inc. ("IDASI"), has changed its name to Protective Investment Advisors, Inc.


The following replaces the section entitled "Corporate Purchasers" on page 53 of the Prospectus.

         Corporate and Other Special Purchasers

                  The Policy is available for individuals and for corporations and other institutions. For corporate or other group or sponsored arrangements or clients of fee-only planning firms or registered investment advisors, purchasing one or more Policies, the Company may reduce the amount of the premium expense charge, monthly administration fee, or other charges where the expenses associated with the sale of the Policy or Policies or the underwriting or other administrative costs associated with the Policy or Policies are reduced. Sales, underwriting or other administrative expenses may be reduced for reasons such as expected economies resulting from a corporate purchase, a group or sponsored arrangement or arrangements with fee-only planning firms or registered investment advisors, from the amount of the initial Premium Payment or Payments, or the amount of projected Premium Payments.